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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15D OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 24, 2002


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



            TEXAS                         0-25141                76-0579161
(State or other Jurisdiction of         (Commission            I.R.S. Employer
 incorporation or organization          File Number)         Identification No.)


    9600 BELLAIRE BLVD., SUITE 252
            HOUSTON, TEXAS                                       77036
(Address of principal executive offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 776-3876





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ITEM 5. OTHER EVENTS.

         On April 24, 2002, MetroCorp Bancshares, Inc. (the "Company") publicly disseminated a press release announcing its earnings for the first quarter ended March 31, 2002. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated April 24, 2002 announcing such event.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.  The following materials are filed as exhibits to this
                    Current Report on Form 8-K:

         99.1   -   Press Release dated April 24, 2002.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METROCORP BANCSHARES, INC.




Dated: May 2, 2002                         By       /s/ ALLEN D. BROWN
                                              ----------------------------------
                                                        Allen D. Brown
                                                        President













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                                  EXHIBIT INDEX

      Exhibit
      Number                       Description
      ------                       -----------

       99.1            Press Release dated April 24, 2002.